EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CytoDyn, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Corinne Allen, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 14, 2011                              /s/ Corinne Allen
                                                    Corinne Allen
                                                    Chief Financial Officer